MERRILL LYNCH INTERNATIONAL EQUITY FUND

                    Supplement dated May 26, 2004
              to the Prospectus dated September 22, 2003

The information under the section captioned "Reorganization Proposal" appearing on page 33 of the Fund's Prospectus is deleted and replaced with the following:

The Board of Trustees of Merrill Lynch International Equity Fund (the "Fund") has approved an Agreement and Plan of Reorganization (the "Agreement and Plan") providing for the acquisition by Merrill Lynch International Value Fund of Mercury Funds II ("International Value") of substantially all of the assets and the assumption of substantially all of the liabilities of the Fund in exchange for newly issued shares of beneficial interest of International Value (the "Reorganization"). After the completion of the Reorganization, the Fund will be terminated as a business trust under Massachusetts law and deregistered as an investment company under the Investment Company Act of 1940, as amended.

The investment objectives of the Fund and International Value are similar but not identical. International Value seeks current income and long-term growth of income, accompanied by growth of capital. The Fund seeks capital appreciation, and secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States. Although both funds seek income and growth of capital, International Value emphasizes income while the Fund emphasizes capital growth.

The Agreement and Plan provides that, if the Reorganization takes place, shareholders of the Fund will be entitled to receive shares of the same class of International Value that have the same net asset value as the shares of the Fund held immediately prior to the Reorganization.

A special meeting of shareholders of the Fund to consider approval or disapproval of the Agreement and Plan has been called for July 28, 2004. The record date for determining the shareholders of the Fund entitled to receive notice of and to vote at the meeting is June 4, 2004. If all of the requisite approvals are obtained, it is anticipated that the Reorganization will take place in the third calendar quarter of 2004.








CODE # 16747-0903STK